Exhibit 99.1

J.P. MORGAN SECURITIES INC. 270 Park Avenue New York, New York 10017	DEUTSCHE BANK SECURITIES INC. 60 Wall Street New York, New York 10005
JPMORGAN CHASE BANK, N.A. 270 Park Avenue New York, New York 10017	DEUTSCHE BANK AG NEW YORK BRANCH 60 Wall Street New York, New York 10005

June 15, 2010

Commitment Letter Amendment

Universal Health Services, Inc.
367 South Gulph Road, P.O. Box 61558
King of Prussia, PA 19406-0958
Attention:  Steve Filton, Chief Financial Officer

Ladies and Gentlemen:

Reference is made to the Commitment Letter dated May 16, 2010 (the “Commitment Letter”) among us and you.  Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

You have requested an amendment to a certain condition included in the Commitment Letter.

By their execution of this letter agreement (this “Amendment”), the parties hereto agree to the following amendment to the Commitment Letter:

1.  Conditions.  Paragraph 6 in Exhibit C to the Commitment Letter (“Conditions”) is deleted in its entirety and replaced with the following:

(a)  “6. The Leverage Ratio for the Borrower and its subsidiaries, calculated on a pro forma basis for the Transactions for the four most-recent fiscal quarters ended not less than 45 days prior to the Closing Date shall not be more than 4.00 to 1.00, provided however, that for purposes of this paragraph 6 only, the definition of EBITDA shall add back the following to the extent deducted (or in the case of clause (c) below, for which pro forma effect may be given) in the determination of consolidated net income: (a) minority interest expense, (b) equity-based compensation expense (to the extent paid in equity and not in cash) (c) the amount of cost savings and synergies projected by the Borrower in good faith to be realized in one fiscal year as a result of the Acquisition (provided however, that such amount shall not exceed the amount of cost savings and synergies projected in the Universal Health Services Presentation to Rating Agencies dated May 27th, 2010, shared among all the Commitment Parties) and (d) fees and expenses related to the Acquisition and the other Transactions.”

On and after the execution of this Amendment, each reference in the Commitment Letter to “this Commitment Letter”, “this letter”, “hereunder”, “hereof” or words of like import referring to the Commitment Letter, and each reference in the Fee Letter to “the Commitment Letter”, “thereunder”, “thereof” or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, after giving effect to this Amendment.  Except as specifically amended above, the Commitment Letter shall remain in full force and effect and is hereby ratified and confirmed.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

This Amendment and its contents are subject to the confidentiality provisions of the Commitment Letter.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn LeeLum
Name: Dawn LeeLum
Title: Executive Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Lauren Camp
Name: Lauren Camp
Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ William Frauer
Name: William Frauer
Title: Managing Director

By:	/s/ David Lynch
Name: David Lynch
Title: Manging Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Calli S. Hayes
Name: Calli S. Hayes
Title: Managing Director

By:	/s/ Patrick W. Dowling
Name: Patrick W. Dowling
Title: Director

ROYAL BANK OF SCOTLAND PLC

By:	/s/ Scott MacVicar
Name: Scott MacVicar
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director

By:	/s/ David Christiansen
Name: David Christiansen
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Mark Marron
Name: Mark Marron
Title: Senior Vice President

By:	/s/ Christopher O’Neill
Name: Christopher O’Neill
Title: Senior Vice President

By:	/s/ Jerry Fall
Name: Jerry Fall
Title: Senior Vice President

By:	/s/ J. Michael Leffler
Name: J. Michael Leffler
Title: Authorized Signature

SUNTRUST BANK

By:	/s/ Jeffrey R. Titus
Name: Jeffrey R. Titus
Title: Managing Director

Accepted and agreed to as of the date first written above:

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Cheryl K. Ramagano
Name: Cheryl K. Ramagano
Title: Vice President and Treasurer